UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2020

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On December 17, 2020, Helius Medical Technologies, Inc. (“Helius” or the “Company”) delivered notices (the “Notices”) to certain registered holders of its outstanding warrants, as required pursuant to Section 4.8 of the Warrant Indenture between Helius and Computershare Trust Company of Canada dated April 13, 2018 (the “Warrant Indenture”).

As previously disclosed, on November 30, 2020, Helius first mailed proxy materials to holders of record of its Class A Common Stock (the “Common Stock”) as of the close of business on November 19, 2020, which provided notice of a special meeting of stockholders of the Company to be held virtually on Monday, December 28, 2020, at 10:00 a.m. Eastern Time (the “Special Meeting”). At such Special Meeting or any adjournment or postponement thereof, stockholders are being asked to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse split of the Company’s outstanding Common Stock at a ratio in the range of 1-for-5 to 1-for-35 to be determined at the discretion of Helius’s Board of Directors, whereby each outstanding 5 to 35 shares would be combined, converted and changed into 1 share of Common Stock, to enable Helius to comply with the Nasdaq Stock Market’s continued listing requirements (the “Reverse Stock Split”).

The Notices stated that if the Reverse Stock Split is approved by the stockholders at the Special Meeting, and the final split ratio is approved by the Company’s Board of Directors, Helius intends to complete the Reverse Stock Split as soon as practicable following such approval.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning the proposed Reverse Stock Split and other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the ability to obtain stockholder approval for the proposed Reverse Stock Split in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed Reverse Stock Split; and risks related to Helius’s continued listing on the Nasdaq Capital Market. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Helius’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by applicable law, Helius undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: December 17, 2020	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer

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